Summary Prospectus Supplement dated May 23, 2011
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, B, C and Y shares of the Fund listed below:
Invesco Convertible Securities Fund
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund”:
“This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y

Management Fees	0.52%	0.52%	0.52%	0.52%
Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None
Other Expenses	0.24	0.24	0.24	0.24
Total Annual Fund Operating Expenses[1]	1.01	1.76	1.76	0.76

1	“Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund..
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$647	$854	$1,077	$1,718
Class B	679	854	1,154	1,875
Class C	279	554	954	2,073
Class Y	78	243	422	942
You would pay the following expenses if you did not redeem your shares:

1

	1 Year	3 Years	5 Years	10 Years

Class A	$647	$854	$1,077	$1,718
Class B	179	554	954	1,875
Class C	179	554	954	2,073
Class Y	78	243	422	942
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Morgan Stanley Convertible Securities Trust (the predecessor fund) and the Fund for the fiscal year October 1, 2009 to September 30, 2010 was 85% of the average value of the portfolio. The portfolio turnover rate of the Fund for the fiscal period October 1, 2010 to December 31, 2010 was 24% of the average value of the portfolio.”

Summary Prospectus Supplement dated May 23, 2011
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Institutional Class shares of the Fund listed below:
Invesco Convertible Securities Fund
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund”:
“This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class

Management Fees	0.52%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.12
Total Annual Fund Operating Expenses[1]	0.64

1	“Total Annual Fund Operating Expenses” have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$65	$205	$357	$798
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Morgan Stanley Convertible Securities Trust (the predecessor fund) and the Fund for the most recent fiscal year was 85% of the average value of the portfolio.”

1